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                                                                   EXHIBIT 10.23








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                        KRISPY KREME DOUGHNUT CORPORATION

                             1998 STOCK OPTION PLAN

                         EFFECTIVE AS OF AUGUST 6, 1998


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                                TABLE OF CONTENTS


ARTICLE 1 - GENERAL PROVISIONS.................................................1
         1.1      Purpose......................................................1
         1.2      Types of Awards..............................................1
         1.3      Effective Date...............................................1

ARTICLE 2 - DEFINITIONS........................................................1
         2.1      Act..........................................................1
         2.2      Agreement....................................................1
         2.3      Board........................................................1
         2.4      Code.........................................................2
         2.5      Committee....................................................2
         2.6      Corporation..................................................2
         2.7      Disability...................................................2
         2.8      Effective Date...............................................2
         2.9      Eligible Participant.........................................2
         2.10     Fair Market Value............................................2
         2.11     Incentive Stock Option.......................................2
         2.12     Non-Employee Director........................................2
         2.13     Nonqualified Stock Option....................................2
         2.14     Option Grant Date............................................2
         2.15     Parent Corporation...........................................3
         2.16     Participant..................................................3
         2.17     Plan.........................................................3
         2.18     Retirement...................................................3
         2.19     Stock........................................................3
         2.20     Stock Option.................................................3
         2.21     Subsidiary Corporation.......................................3
         2.22     Termination of Employment....................................3

ARTICLE 3 - ADMINISTRATION.....................................................4
         3.1      Committee....................................................4
         3.2      Action by Committee..........................................4
         3.3      Authority of Committee.......................................4
         3.4      Decisions Binding............................................5
         3.5      Written Agreement............................................5
         3.6      Securities Law Restrictions..................................5
         3.7      Rights as Shareholder........................................6
         3.8      Change in Capital Structure..................................6
         3.9      Indemnification of Committee.................................7
         3.10     Adjustment to Stock Option Terms.............................7
         3.11     Cancellation of Stock Options................................7


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ARTICLE 4 - SHARES SUBJECT TO THE PLAN.........................................8
         4.1      Number of Shares.............................................8
         4.2      Lapsed Awards................................................8
         4.3      Stock Distributed............................................8

ARTICLE 5 - INCENTIVE STOCK OPTIONS............................................8
         5.1      Compliance With Code.........................................8
         5.2      Available Shares.............................................8
         5.3      Incentive Stock Option Terms.................................8
         5.4      Repurchase of Incentive Stock Options........................9
         5.5      Individual Dollar Limitation.................................9

ARTICLE 6 - NONQUALIFIED STOCK OPTIONS.........................................9
         6.1      Grants.......................................................9
         6.2      Available Shares.............................................9
         6.3      Exercise Price..............................................10
         6.4      Nonqualified Stock Option Terms.............................10

ARTICLE 7 - INCIDENTS OF STOCK OPTIONS........................................10
         7.1      Terms and Conditions........................................10
         7.2      Restrictions on Transfer....................................10
         7.3      Form of Payment.............................................11
         7.4      Stock Purchase Agreement....................................11
         7.5      Dividends...................................................12
         7.6      Death or Disability.........................................12
         7.7      Retirement..................................................12
         7.8      Replacement Stock Option Grants.............................12

ARTICLE 8 - AMENDMENT AND TERMINATION.........................................12
         8.1      Amendment or Termination of Plan............................12
         8.2      Effect of Amendment or Termination of Plan..................13

ARTICLE 9 - MISCELLANEOUS PROVISIONS..........................................13
         9.1      No Right to Employment......................................13
         9.2      Tax Withholding.............................................14
         9.3      Subject to Federal and State Laws...........................14
         9.4      Successors and Assigns......................................15
         9.5      Governing Law...............................................15
         9.6      Unfunded Status of Plan.....................................15
         9.7      Notice of Section 83(b) Election............................15
         9.8      Severability of Plan........................................15
         9.9      Additional Provisions.......................................15
         9.10     Resolution of Controversy...................................15


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                        KRISPY KREME DOUGHNUT CORPORATION
                             1998 STOCK OPTION PLAN


                         ARTICLE 1 - GENERAL PROVISIONS

1.1 PURPOSE. The Plan is designed, for the benefit of the Corporation, to attract and retain for the Corporation employees and directors of exceptional ability; to motivate such individuals through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to equity compensation.

1.2 TYPES OF AWARDS. Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; and/or (ii) Nonqualified Stock Options.

1.3      EFFECTIVE DATE. The Plan shall be effective as of August 6, 1998.

         (a) Notwithstanding any other provision of this Plan, any Stock Option granted to a Participant prior to the date on which the shareholders of the Corporation approve the Plan (which approval must be obtained within the 12-month period before the Effective Date or the 12-month period after the Effective Date in order for Incentive Stock Options to be granted under the Plan) shall be conditioned upon and subject to such shareholder approval to the extent required by Section 16(b) of the Act or Section 422 of the Code.

         (b) If an Incentive Stock Option is granted prior to the date on which such shareholder approval is obtained, and such approval is obtained after the end of the 12-month period beginning on the Effective Date, such Incentive Stock Option shall be deemed a Nonqualified Stock Option granted pursuant to Article 5.


                             ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.2 "Agreement" means the written agreement evidencing a Stock Option granted to a Participant under the Plan.

2.3      "Board" means the Board of Directors of Krispy Kreme Doughnut
         Corporation.


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2.4      "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.5 "Committee" means the committee consisting of two or more members appointed by the Board to administer this Plan pursuant to Article 3 or for such limited purposes as may be provided by the Board. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are Non-Employee Directors. The Board shall function as the Committee at any time the Committee is not otherwise constituted.

2.6 "Corporation" means Krispy Kreme Doughnut Corporation, a North Carolina corporation, and its successors and assigns. The term "Corporation" shall include any Parent Corporation and any Subsidiary Corporation. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Krispy Kreme Doughnut Corporation shall be authorized to act on behalf of all other entities included within the definition of Corporation.

2.7 "Disability" means a condition resulting in the Participant commencing full disability benefits under the Employer's program of long-term disability insurance.

2.8      "Effective Date" shall mean August 6, 1998.

2.9 "Eligible Participant" means any employee of the Corporation, as shall be determined by the Committee, as well as any other person, including directors and consultants whose participation in the Plan the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee.

2.10 "Fair Market Value" shall be the value of a share of stock, as determined by the Committee in its sole discretion from time to time. The determination of Fair Market Value in connection with an Incentive Stock Option shall be made by the Committee in accordance with Section 422 of the Code and the rules and regulations thereunder.

2.11 "Incentive Stock Option" means a Stock Option granted under Article 4 of the Plan, and as defined in Section 422 of the Code.

2.12 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.13 "Nonqualified Stock Option" means a Stock Option granted under Article 5 of the Plan.

2.14     "Option Grant Date" means, as to any Stock Option, the latest of:

         (a) the date on which the Committee grants the Stock Option by authorizing the officers of the Corporation to enter into an Agreement with the Participant for a specified number of options at a specified exercise price;


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         (b)      the date the Participant receiving the Stock Option becomes an employee of the Corporation, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

         (c) such other date (later than the dates described in (i) and (ii) above) as the Committee may designate.

2.15 "Parent Corporation" means any corporation (other than Krispy Kreme Doughnut Corporation) in an unbroken chain of corporations ending with Krispy Kreme Doughnut Corporation if, at the time of the granting of the option, each of the corporations other than Krispy Kreme Doughnut Corporation owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.16 "Participant" means an Eligible Participant to whom a Stock Option has been granted and who has entered into an Agreement evidencing the Stock Option.

2.17 "Plan" means the Krispy Kreme Doughnut Corporation 1998 Stock Option Plan, as amended from time to time.

2.18 "Retirement" shall mean the Participant's Termination of Employment at a time when (i) for an employee, the sum of the Participant's age and years of employment with the Corporation equals or exceeds 65, and (ii) for a Participant who is a Non-Employee Director, the Non-Employee Director is deemed to be in good standing, as determined by the Committee in its sole discretion.

2.19 "Stock" means shares of common stock of Krispy Kreme Doughnut Corporation, as may be adjusted pursuant to the provisions of Section 3.9.

2.20 "Stock Option" means an Incentive Stock Option granted under Article 4 or a Nonqualified Stock Option granted under Article 5 herein.

2.21 "Subsidiary Corporation" means any corporation (other than Krispy Kreme Doughnut Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.22 "Termination of Employment" with respect to an employee means the discontinuance of employment of a Participant with the Corporation for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. "Termination of Employment" with respect to a Non-Employee Director means the discontinuance of the Non-Employee Director's service as a member of the Board. In


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         determining whether a Termination of Employment has occurred, the
         Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest or which is a franchisee of the Corporation shall be treated as employment with the Corporation. The Committee shall have the discretion, exercisable either at the time the Stock Option is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Stock Options that during the limited period of exercisability following Termination of Employment, the Stock Option may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Employment not occurred.


                           ARTICLE 3 - ADMINISTRATION

3.1 COMMITTEE. This Plan shall be administered by the Committee. At any time that the officers and directors of the Corporation are subject to
         Section 16 of the Act, a Committee member who is not a Non-Employee Director shall not be able to participate in any decision made by the Committee to the extent proscribed by Rule 16b-3 under the Act. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.

3.2 ACTION BY COMMITTEE. The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

         (a)      designate Participants;

         (b) determine the type or types of Stock Options to be granted to each Participant;

         (c) determine the number of Stock Options to be granted and the number of shares of Stock to which a Stock Option will relate;


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         (d)      determine the terms and conditions of any Stock Option granted under the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Stock Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of a Stock, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

         (e) accelerate the vesting or lapse of restrictions of any outstanding Stock Option, based in each case on such considerations as the Committee in its sole discretion determines;

         (f) determine whether, to what extent, and under what circumstances a Stock Option may be settled in, or the exercise price of a Stock Option may be paid in, cash, Stock, other Stock Options, or other property, or a Stock Option may be cancelled, forfeited, or surrendered;

         (g) prescribe the form of each Stock Option Agreement, which need not be identical for each Participant;

         (h) decide all other matters that must be determined in connection with a Stock Option;

         (i) establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

         (j) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

         (k)      amend the Plan or any Stock Option Agreement as provided in
                  Article 8.

3.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Stock Options granted under the Plan, any Stock Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

3.5 WRITTEN AGREEMENT. Each Stock Option granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, required by the Committee.

3.6 SECURITIES LAW RESTRICTIONS. All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or national quotation system upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate


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         reference to such restrictions. In making such determination, the
         Committee may rely upon an opinion of counsel for the Corporation.

         The Committee may require each person purchasing shares of Stock pursuant to a Stock Option granted under the Plan to represent to and agree with the Corporation in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.7 RIGHTS AS SHAREHOLDER. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded a Stock Option shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.8 CHANGE IN CAPITAL STRUCTURE. If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Corporation or sale or other disposition by the Corporation of all or a portion of its assets, any other change in the Corporation's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Corporation, or for shares of Stock or other securities of any other corporation; or new, different or additional shares or other securities of the Corporation or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

         (a) the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Section 3.5 of the Plan;

         (b) the number and class of Stock that may be subject to a Stock Option, and which have not been issued or transferred under an outstanding Stock Option;

         (c) the purchase price to be paid per share of Stock under outstanding Stock Options; and

         (d) the terms, conditions or restrictions of any Stock Option and Agreement, including the price payable for the acquisition of Stock;

         provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code, unless the Committee has stated its intent in writing to treat such Stock Option instead as a Nonqualified Stock Option.


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3.9      INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted hereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Corporation, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

3.10 ADJUSTMENT TO STOCK OPTION TERMS. The Committee shall be authorized to make adjustments in performance based criteria or in the other terms and conditions of Stock Options in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles. Unless otherwise required by applicable law, rule or regulation, such adjustments will not be considered to result in the grant of a new Stock Option. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Stock Options under the Plan as it shall deem appropriate to assume the outstanding awards, rights and obligations.

3.11 CANCELLATION OF STOCK OPTIONS. If the Committee determines that egregious circumstances exist which have been caused by the Participant, the Committee shall have the full power and authority to cancel or suspend any Stock Option granted to such Participant. In particular, but without limitation, all outstanding Stock Options granted to any Participant may be canceled if (a) the Participant, without the consent of the Committee, while employed by the Corporation or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Corporation or with any business in which the Corporation has a substantial interest as determined by the Committee; (b) the Participant is terminated for cause as determined by the Committee in its discretion; or (c) the Corporation voluntarily or involuntarily files for and obtains relief under the United States Bankruptcy Code or any similar state law for the protection of creditors.


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                     ARTICLE 4 - SHARES SUBJECT TO THE PLAN

4.1 NUMBER OF SHARES. The aggregate number of shares of Stock which are available for Stock Options under the Plan shall be Ninety-Five Thousand Six Hundred Fifty (95,650) shares, subject to adjustment as provided in Section 3.8.

4.2 LAPSED AWARDS. To the extent that a Stock Option is cancelled, terminates, expires or lapses for any reason, any shares of Stock subject to the Stock Option will again be available for the grant of a Stock Option under the Plan.

4.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to a Stock Option may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.


                       ARTICLE 5 - INCENTIVE STOCK OPTIONS

5.1 COMPLIANCE WITH CODE Each provision of this Article 5 and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

5.2 AVAILABLE SHARES All or any portion of the shares of Stock authorized for issuance pursuant to Section 4.1 herein shall be available for issuance pursuant to Incentive Stock Options granted hereunder.

5.3 INCENTIVE STOCK OPTION TERMS. Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Corporation, each of whom may be granted one or more such Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date until August 5, 2008, subject to the following conditions:

         (a) The Incentive Stock Option price per share of Stock shall be set in the corresponding Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. However, if the Optionee owns more than 10% of the outstanding Stock (as determined pursuant to Section 424(d) of the Code) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

         (b) Subject to any conditions upon exercise that the Committee may specify in the corresponding Agreement, the Incentive Stock Option may be exercised in whole or in part within ten years from the Option Grant Date (within five years if the Optionee owns more than 10% of the Stock on the Option Grant Date), or such shorter period as may be specified by the Committee in the Agreement; provided, that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable


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                  upon a Termination of Employment or within such period
                  following a Termination of Employment as shall have been specified in the Agreement, which period shall not exceed 90 days unless:

                  (i) employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or

                  (ii) death shall have occurred following a Termination of Employment and while the Incentive Stock Option was still exercisable, in which event such period shall not exceed one year after the date of death;

                  provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option.

         (c) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article 5 as determined by the Committee.

5.4 REPURCHASE OF INCENTIVE STOCK OPTIONS. The Committee may at any time offer to buy out for a payment in cash, Stock or other consideration an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

5.5 INDIVIDUAL DOLLAR LIMITATION. To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant exceeds $100,000, or any Incentive Stock Options fail to qualify under Section 422 of the Code, such Incentive Stock Options shall be treated as Nonqualified Stock Options granted under Article 5.


                     ARTICLE 6 - NONQUALIFIED STOCK OPTIONS

6.1 GRANTS. One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, subject to the terms and conditions set forth in this Article 6.

6.2 AVAILABLE SHARES. All or any portion of the shares of Stock authorized for issuance pursuant to Section 4.1 herein shall be available for issuance pursuant to Nonqualified Stock Options granted hereunder.


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6.3      EXERCISE PRICE. The Nonqualified Stock Option price per share of Stock shall be established in the Agreement and may be less than 100% of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

6.4 NONQUALIFIED STOCK OPTION TERMS. The Nonqualified Stock Option may be exercised within such period, and subject to such restrictions as may be specified by the Committee in the corresponding Agreement or otherwise; provided, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Employment or within such period following a Termination of Employment as shall have been specified in the Agreement, which period shall not exceed 90 days unless:

         (a) employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or

         (b) death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option was still exercisable, in which event such period shall not exceed one year after the date of death;

         (c)      employment shall have terminated as a result of Retirement; or

         (d)      such provision is adjusted by the Committee;

         provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Nonqualified Stock Option.

         The Nonqualified Stock Option Agreement may include any other terms and conditions not inconsistent with this Article 6 or in Article 7, as determined by the Committee.


                     ARTICLE 7 - INCIDENTS OF STOCK OPTIONS

7.1 TERMS AND CONDITIONS. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 RESTRICTIONS ON TRANSFER A Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or, in the event of his death or Disability, by his guardian, legal representative, executor, legatee, heir or distributee of the estate of the Participant. For so long as the Stock Purchase Agreement remains in effect, a Participant may bequest a Stock Option only to, or in trust for the benefit of, his spouse, children, or grandchildren. Notwithstanding any language herein or in any Agreement to the contrary, the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code ss. 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Stock Options.

         Except as provided herein, in any Agreement, or otherwise provided by the Committee, no Stock Option shall be transferable. If any Participant makes such a transfer in violation hereof, any obligation of the Corporation with respect to such Stock Option shall forthwith terminate.

7.3 FORM OF PAYMENT. Subject to limitations set forth in the corresponding Agreement, the Participant may exercise a Stock Option and purchase Stock by:

         (a)      personal check;

         (b) surrender of shares of Stock that either (i) are being purchased pursuant to the exercise of a Stock Option such that the Participant pays the Stock Option price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Stock Option the number of shares having a Fair Market Value on the exercise date equal to the Option price; (ii) have been owned by Participant for more than 180 days (unless the Committee permits a Participant to exercise an Option by pyramiding, in which event the 180 days holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such shares); or (iii) were obtained by Participant in the public market;

         (c) with the consent of the Committee, by tender of a full recourse promissory note having such terms as may be approved by the Committee, bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, and being secured by such collateral as the Committee deems appropriate; provided, further, that the portion of the purchase price equal to the par value of the Stock, if any, must be paid in cash if required by state law; or

         (d) with the consent of the Committee, by waiver of compensation due or accrued to Participant for services rendered and/or for goods delivered.

         Any such payment terms must comply with any applicable requirements under Rule 16b-3 of the Act.

7.4 STOCK PURCHASE AGREEMENT A Participant who exercises a Stock Option shall be deemed to be a party to the Stock Purchase Agreement, as amended, among the Corporation and its shareholders, originally effective July 1, 1984, and shall be subject to all provisions of such Stock Purchase Agreement. The Committee may place additional restrictions on the transfer of Stock purchased by a Participant under a Stock Option.

         Similarly, the Committee may require a Participant to enter into the Voting Agreement originally dated August 26, 1998 as a condition for the Participant's exercise of a Stock Option.

7.5 DIVIDENDS. No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options.

7.6 DEATH OR DISABILITY. In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.

7.7 RETIREMENT. If a Participant's Termination of Employment is on account of Retirement, the Participant shall retain any Stock Option previously granted to him until the expiration of the term of the Stock Option, determined without regard to the Termination of Employment, so long as the Participant does not engage in competition with the Corporation, as determined by the Committee, in its sole discretion.

7.8 REPLACEMENT STOCK OPTION GRANTS. The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, and except as otherwise agreed by the Participant, such new Stock Option shall be exercisable at the same price as the surrendered Stock Option and during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options. For purposes of determining the number of Stock Options issued pursuant to the Plan, new Stock Options offered in consideration for Stock Options to be surrendered shall not be considered as issued until such Stock Options are surrendered unless otherwise required by law.


                      ARTICLE 8 - AMENDMENT AND TERMINATION

8.1 AMENDMENT OR TERMINATION OF PLAN. Upon recommendation of the Committee or otherwise, the Board may amend or terminate the Plan at any time and from time to time. To the extent required by Rule 16b-3 under the Act (if the officers and directors of the Corporation are subject to Section 16 of the Act) and/or to the extent required by Code section 422, no amendment, without approval by the Corporation's shareholders, shall:

         (a) alter the group of persons eligible to participate in the Plan;

         (b) increase the maximum number of shares of Stock available for issuance pursuant to Stock Options granted under the Plan;

         (c) limit or restrict the powers of the Committee with respect to the administration of this Plan;

         (d) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock Option;

         (e) materially increase the benefits accruing to Participants under this Plan;

         (f) materially modify the requirements as to eligibility for participation in this Plan; or

         (g)      change any of the provisions of this Article 8.

         The Committee shall be entitled to create, amend or delete appendices to this Plan as specified herein.

8.2 EFFECT OF AMENDMENT OR TERMINATION OF PLAN. No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Corporation shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Stock Option theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

         (a) annul any Stock Option if the Participant is terminated for cause as determined by the Committee in its discretion;

         (b) provide for the forfeiture of shares of Stock or other gain under an Stock Option as determined by the Committee for competing against the Corporation;

         (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option; and

         (d) cancel or terminate any and all Stock Options in connection with any proceeding under the United States Bankruptcy Code or any similar proceeding under state law for the protection of creditors.


                      ARTICLE 9 - MISCELLANEOUS PROVISIONS

9.1 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Stock Option granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation, or to serve as a director or consultant thereof, or interfere in any way with the right of the Corporation to terminate his or her employment or relationship at any time. Unless specifically provided otherwise, no Stock Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation for the benefit of its employees unless the Corporation shall determine otherwise. No Participant shall have any claim to a Stock Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided otherwise by the Committee.

9.2 TAX WITHHOLDING. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Stock Option or another Stock Option under this Plan until the Participant reimburses the Corporation for the amount the Corporation is required to withhold with respect to such taxes, or canceling any portion of such Stock Option or another Stock Option under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Corporation for the purpose of paying such Stock Option or another Stock Option under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

         If the Corporation is required to pay, or desires to pay, an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, subject to such rules as it may adopt, shall permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or the Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Stock Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section 9.2 is required to satisfy any applicable requirements under Rule 16b-3 of the Act.

9.3 SUBJECT TO FEDERAL AND STATE LAWS. The Plan and the grant of Stock Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

9.4 SUCCESSORS AND ASSIGNS. The terms of the Plan shall be binding upon the Participant, the Corporation, and their successors and assigns.

9.5 GOVERNING LAW. This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina, without respect to the principles of the choice of law or the conflicts of laws.

9.6 UNFUNDED STATUS OF PLAN The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Stock Options hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

9.7 NOTICE OF SECTION 83(b) ELECTION. Each Participant exercising a Stock Option hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

9.8 SEVERABILITY OF PLAN. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

9.9 ADDITIONAL PROVISIONS The Committee may incorporate additional or alternative provisions for this Plan with respect to residents of one or more individual states to the extent necessary or desirable under state securities laws. Such provisions shall be set out in one or more appendices hereto which may be amended or deleted by the Committee from time to time.

9.10 RESOLUTION OF CONTROVERSY Any controversy between the Corporation and the Participant (including any person claiming any interest in the Plan through the Participant) arising out of or under the Plan, the Options and/or any Agreement, including the construction or application of any term, provision or condition of the Plan and/or an Agreement (a "Controversy"), shall, on the written request of either party delivered to the other, be submitted to non-binding mediation by an independent mediator selected by the mutual consent of the parties to such Controversy or, if the parties cannot agree, as selected by the Plan Administrator in its discretion. Following the determination of the mediator with regard to such Controversy, a party to such Controversy who intends to appeal such determination may do so, on the written request of such party delivered to the other, but only by submitting such Controversy to binding arbitration. Mediation shall comply with and be governed by the rules prescribed by the independent mediator. Arbitration shall comply with and be governed by the provisions of the American Arbitration Association.

         The cost of mediation and arbitration (defined to include only (i) the cost of the mediator(s) and arbitrator(s), (ii) the parties' reasonable attorney fees and (iii) the parties' reasonable direct, out-of-pocket expenses incurred in connection with such proceedings) shall be borne by the losing party or, if the mediator(s) or arbitrator(s) determines otherwise, in such proportions as the mediator(s) or arbitrator(s) so determines.

         Such mediation and arbitration proceeding(s) shall take place in the county of the Corporation's principal business office.


         IN WITNESS WHEREOF, this document is executed effective as of August 6, 1998.


                                            KRISPY KREME DOUGHNUT CORPORATION


                                  By:       /s/  Scott A. Livengood
                                            President



ATTEST:

(Corporate Seal)


/s/ Randy Casstevens
Secretary